UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2009

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33633	26-0783366
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Seaboard Industrial Boulevard, Atlanta Georgia		30318-2825
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters.

On March 26, 2009, the Board of Directors of Zep Inc. declared a quarterly dividend of four cents per share. A copy of the press release announcing this action was issued on March 26, 2009 and is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 26, 2009 (Filed with the Commission as part of this Form 8-K).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 26, 2009

Zep Inc.

By:	/s/ C. Francis Whitaker, III
C. Francis Whitaker, III
Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated March 26, 2009 (Filed with the Commission as part of this Form 8-K).